Supplement dated January 7, 2011

to

Prospectuses dated May 1, 2004 for

Advantage Gold Deferred Variable Annuity issued by

United Investors Advantage Gold Variable Account

and

Advantage I VUL issued by

United Investors Life Variable Account

United Investors Life Insurance Company

The following information supplements the information contained in your prospectus:

On December 31, 2010, Protective Life Insurance Company (“Protective Life”) acquired the stock of United Investors Life Insurance Company (“United Investors”) from Liberty National Life Insurance Company.  As a result, United Investors is now a wholly owned subsidiary of Protective Life.

Protective Life is a Tennessee corporation founded in 1907.  It provides life insurance, annuities, and guaranteed investment contracts, and is currently licensed to transact life insurance business in 49 states and the District of Columbia.  Protective Life is the principal operating subsidiary of Protective Life Corporation, an insurance holding company whose stock is traded on the New York Stock Exchange.

The acquisition of United Investors will not affect your contract benefits or any other terms or conditions under your contract.

Please read this supplement carefully and keep it with your prospectus for future reference.

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